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                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 6, 2006

                                  METLIFE, INC.
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        (Exact Name of Registrant as Specified in Its Charter)

         Delaware                  1-15787                     13-4075851
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(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)               Identification No.)

 200 Park Avenue, New York, New York                    10166-0188
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(Address of Principal Executive Offices)                (Zip Code)

                                  212-578-2211
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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        (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     As of December 31, 2005, the Compensation Committee (the "Committee") of the MetLife, Inc. Board of Directors approved by unanimous written consent (i) an Amendment to Management Performance Share Agreement pursuant to the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "Plan"), effective with regard to each Management Performance Share Agreement outstanding as of December 31, 2005, (ii) an Amendment to Management Restricted Stock Unit Agreement pursuant to the Plan, effective with regard to each Management Restricted Stock Unit Agreement outstanding as of December 31, 2005 (the Amendment to Management Restricted Stock Unit Agreement, together with the Amendment to Management Performance Share Agreement, collectively, the "Amendments"), (iii) a new form of Management Performance Share Agreement pursuant to the Plan, and (iv) a new form of Management Restricted Stock Unit Agreement pursuant to the Plan (the form of Management Restricted Stock Unit Agreement, together with the form of Management Performance Share Agreement, collectively, the "Agreements"). The terms of the Agreements are substantially the same as those set forth in the form of Management Performance Share Agreement filed as exhibit 10.4 to MetLife, Inc.'s Current Report on Form 8-K dated December 19, 2005, and form of Management Restricted Stock Unit Agreement filed as exhibit 10.19 to MetLife, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2004; provided, however, that in accordance with interpretive guidance from the Financial Accounting Standards Board, under the Agreements, in the event that an employee's employment is terminated by death, such employee's Performance Shares or Restricted Stock Units, as applicable, will be payable in shares of MetLife, Inc. common stock (or cash at a value equal to the Closing Price (as defined in the Agreements) on the date of death, if so determined by the Committee). The Amendments effectuate the same change with respect to Management Performance Share Agreements and Management Restricted Stock Agreements outstanding as of December 31, 2005. The Amendment to Management Performance Share Agreement, the Amendment to Management Restricted Stock Agreement, the form of Management Performance Share Agreement and the form of Management Restricted Stock Unit Agreement are attached hereto as exhibits
10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (c)          Exhibits.

        10.1 Amendment to Management Performance Share Agreement (effective December 31, 2005) under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan
                (the "2005 Incentive Plan").

        10.2 Amendment to Management Restricted Stock Unit Agreement (effective December 31, 2005) under the 2005 Incentive Plan.


        10.3 Form of Management Performance Share Agreement under the 2005 Incentive Plan.

        10.4 Form of Management Restricted Stock Unit Agreement under the 2005 Incentive Plan.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 METLIFE, INC.

                                 By: /s/ Gwenn L. Carr
                                     -------------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title: Senior Vice-President and Secretary

Date: January 10, 2006
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                                  EXHIBIT INDEX

 EXHIBIT
 NUMBER                              EXHIBIT
--------                             -------

  10.1    Amendment to Management Performance Share Agreement
          (effective December 31, 2005) under the MetLife, Inc.
          2005 Stock and Incentive Compensation Plan (the "2005
          Incentive Plan").

  10.2    Amendment to Management Restricted Stock Unit Agreement
          (effective December 31, 2005) under the 2005 Incentive
          Plan.


  10.3 Form of Management Performance Share Agreement under the 2005 Incentive Plan.

  10.4 Form of Management Restricted Stock Unit Agreement under the 2005 Incentive Plan.